Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS [Text Block]
NOTE 23: SUBSEQUENT EVENTS
On February 4, 2014, Navios Acquisition took delivery of the Nave Galactic, a 2009-built VLCC of 297,168 dwt for a purchase price of $51,500 paid in cash.
On February 6, 2014, Navios Acquisition entered into a loan agreement of $51,000 (divided in two tranches of $25,500 each). The facility bears interest at a margin of LIBOR plus 310 bps. Each tranche of the facility is repayable in 28 consecutive quarterly equal repayment installments of $400 each with a final balloon payment of $14,300 to be repaid on the last repayment date. The repayment starts in May 2014. As of March 14, 2014 the amount of $51,000 was fully drawn.
On February 7, 2014, the Board of Directors of Navios Acquisition declared a quarterly cash dividend for the fourth quarter of 2013 of $0.05 per share of common stock. The dividend is payable on April 8, 2014 to stockholders of record as of March 19, 2014.
On February 12, 2014, Navios Acquisition took delivery of the Nave Quasar, a 2010-built VLCC of 297,376 dwt for a purchase price of $54,500 paid in cash.
On February 20, 2014, Navios Acquisition completed the public offering of 14,950,000 shares of its common stock at $3.85 per share, raising gross proceeds of $57,558. These figures include 1,950,000 shares sold pursuant to the underwriters' option, which was exercised in full. Total net proceeds of the above transactions, net of agents' costs of $3,022 and estimated offering costs $320, amounted to $54,216.
On March 10, 2014, Navios Acquisition took delivery of the Nave Buena Suerte, a 2011-built VLCC of 297,491 dwt for a purchase price of $57,000 paid in cash.